Exhibit 99.2

Report of Independent Auditors

The Board of Directors and Stockholders of Rexford Industrial Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses (“the financial statement”) of the Rexford Industrial Portfolio (“the REIT Portfolio”) for the year ended December 31, 2015, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of the REIT Portfolio’s financial statement for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the REIT Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/S/ Ernst & Young LLP

Los Angeles, California

April 11, 2016

REIT PORTFOLIO

STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2015

RENTAL REVENUES
Rental revenues	$6,933
Tenant reimbursements	2,761

TOTAL RENTAL REVENUES	9,694
CERTAIN OPERATING EXPENSES
Property expenses	3,461

TOTAL OPERATING EXPENSES	3,461

REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$6,233

The accompanying notes are an integral part of these financial statements.

REIT PORTFOLIO

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.	BACKGROUND AND BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses present the result of operations of an industrial portfolio consisting of nine properties (the “REIT Portfolio”) for the year ended December 31, 2015. On April 11, 2016, Rexford Industrial Realty, Inc. (the “Company”) entered into a purchase agreement, pursuant to which the Company’s operating partnership, Rexford Industrial Realty, L.P., will acquire the REIT Portfolio for a purchase price of approximately $191 million. The acquisition of the REIT Portfolio is subject to customary closing requirements and conditions and there can be no assurance that the acquisitions will close, or if it does, when the closing will occur. The table below sets forth relevant information with respect to the properties in the REIT Portfolio.

Property Address	City	Number of Buildings	Asset Type	Year Built/ Renovated	Rentable Square Feet		Number of Leases	Occupancy
12131 Western Ave	Garden Grove	1	Warehouse / Distribution / Manufacturing	1987/2007	207,953	*	1	100%
2811 S Harbor Blvd	Santa Ana	1	Manufacturing	1977/2015	126,796		1	100%
2700-2722 S Fairview St	Santa Ana	1	Manufacturing / Office	1964/1984	116,575		2	100%
9 Holland	Irvine	1	Manufacturing / Distribution	1980/2013	180,981		2	100%
20 Icon	Lake Forest	1	Distribution	1999/2015	102,299		1	100%
11127 Catawba Ave	Fontana	1	Distribution	2015	145,750		1	0%**
15996 Jurupa Ave	Fontana	1	Warehouse / Distribution	2015	212,660		1	0%**
16425 Gale Ave	City of Industry	1	Warehouse / Distribution	1976	325,800		2	100%
13550 Stowe Dr	Poway	1	Warehouse	1991	112,000		1	100%

		9			1,530,814		12	76%

*	The total rentable square feet for this building is 207,953. However, as of December 31, 2015 the current tenant was occupying 192,609 square feet.
**	The lease was executed as of 12/31/2015 but tenant will not take possession until 2016.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement is not representative of the actual operations for the period presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred through the future operations of the REIT Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above and below market leases. References to year built/renovated, square footage and occupancy rates are unaudited and excluded from the auditors’ opinion.

2.	SIGNIFICANT ACCOUNTING POLICES

Revenue Recognition

The REIT Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the REIT Portfolio is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

A number of estimates and assumptions have been made relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3.	MINIMUM FUTURE LEASE RENTALS

There are various lease agreements in place with tenants to lease space in the REIT Portfolio. As of December 31, 2015, the minimum future cash rents receivable under non-cancelable operating leases in each of the next five years and thereafter are as follows (unaudited and in thousands):

Years Ending December 31
2016	$9,475
2017	8,548
2018	8,799
2019	8,856
2020	7,503
Thereafter	10,045

Total	$53,226

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4.	TENANT CONCENTRATIONS

For the year ended December 31, 2015, two tenants represented 49% of the REIT Portfolio’s rental revenues.

5.	MANAGEMENT FEES

As of December 31, 2015, the REIT Portfolio incurred approximately $182k of management fees. The Seller had entered into a management agreement with a related party management company upon initial purchase of the properties. The management company performed management services including leasing, operating, supervising and maintaining the Seller’s real estate investments. Management fees are calculated as 2.5% on all rents collected each month.

The Company has no affiliation with the management company. The management agreements are expected to be terminated upon purchase of the REIT Portfolio.

6.	SUBSEQUENT EVENTS

Subsequent events were evaluated through April 11, 2016, the date the financial statements were available to be issued.